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                                                                  EXHIBIT 10.18


                                    AMENDMENT

                                     TO THE

                           1996 EQUITY INCENTIVE PLAN


        Pursuant to the provisions of Paragraph 22 of the 1996 Equity Incentive Plan, the undersigned corporation adopts, following a majority shareholder vote at the annual meeting, the following Amendment to its 1996 Equity Incentive
Plan:

        1. Paragraph 2 of the 1996 Equity Incentive Plan is hereby amended to read as follows:

               "2.    SHARES SUBJECT TO THE PLAN.

                      2.1 Number of Shares Available. Subject to Sections 2.2
               and 18 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,000,000 Shares. Subject to Sections 2.2 and 19 hereof, Shares will again be available for grant and issuance in connection with future Awards under this Plan that: (a) are subject to issuance upon exercise of such Option, (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) are subject to an Award that otherwise terminates without Shares being issued. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan."

        2. Paragraph 20 of the 1996 Equity Incentive Plan is hereby amended to read as follows:

               "20. ADOPTION AND SHAREHOLDER APPROVAL. This Plan became effective on June 28, 1996, the date that it was adopted by the Board so long as the shareholder approval was received within one year (the "EFFECTIVE DATE"). Shareholder approval of the Plan was received in the form of a unanimous written consent dated June 28, 1996. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to shareholder approval."

Dated May 6, 1997                    MEDICAL SCIENCE SYSTEMS, INC.

                                     By:    ______________________________
                                            Paul J. White
                                     Its:   President